UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) November 12, 2001

                          DCI Telecommunications, Inc.
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            (Exact name of Registrant as specified in charter)

                  Colorado              2-96976-D          84-1155041
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       (State or other jurisdiction   (Commission       (I.R.S. Employer
        of incorporation)              File Number)      Identification)

        488 Schooley's Mountain Road  Hackettstown,N.J.         07840
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             (Address of principal executive offices)        (Zip Code)

   Registrant's telephone number, including area code: (908) 684-8233
                                                       --------------

           -------------------------------------------------------------
      (Former name or former address, if changed, since last report)


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ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.


Effective November 12,2001,and subsequent to execution of the share purchase agreement between Business Translation Services inc., and DCI Telecommunications Inc., a Plan of Merger and Conversion was signed between DCI Telecommunications Inc., Business Translation Services Inc., and Muller Media Inc., under which Muller Media Inc., was merged into Business translation services Inc. This was a re-organization of subsidiary operations.

ITEM 7. Financial Statmeents and Exhibits

        (a)   Financial Statemens

              Not applicahble.

        (b)   Pro forma Financial Information

              Not applicahble.

        (c)   Exhibits

              Ex-1      Agreement and Plan of Merger





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             DCI Telecommunications, Inc.

Date:  November 12, 2001                     By: /s/ John J Adams
                                                 -------------------------------
                                                 John J Adams, Chairman& CEO